UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 28, 2021

Cable One, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36863	13-3060083
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

210 E. Earll Drive, Phoenix, Arizona	85012
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (602) 364-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	CABO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 2.02.	Results of Operations and Financial Condition

On April 28, 2021, Cable One, Inc. (“we,” “us,” “our” or the “Company”) issued a press release announcing certain preliminary estimated results for the quarter ended March 31, 2021. A copy of the press release is furnished as Exhibit 99.1 and is incorporated by reference into this Item 2.02.

The information contained in this Item 2.02, as well as in Exhibit 99.1, is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” that involve risks and uncertainties. These statements can be identified by the fact that they do not relate strictly to historical or current facts, but rather are based on current expectations, estimates, assumptions and projections about the Company’s industry, business, strategy, acquisitions and strategic investments, dividend policy, financial results and financial condition as well as anticipated impacts from, and the Company’s responses to, the COVID-19 pandemic. Forward-looking statements often include words such as “will,” “should,” “anticipates,” “estimates,” “expects,” “projects,” “intends,” “plans,” “believes” and words and terms of similar substance in connection with discussions of future operating or financial performance. As with any projection or forecast, forward-looking statements are inherently susceptible to uncertainty and changes in circumstances. The Company’s actual results may vary materially from those expressed or implied in its forward-looking statements. Accordingly, undue reliance should not be placed on any forward-looking statement made by the Company or on its behalf. Important factors that could cause the Company’s actual results to differ materially from those in its forward-looking statements include government regulation, economic, strategic, political and social conditions and the following factors, which are discussed in the Company’s latest Annual Report on Form 10-K as filed with the Securities and Exchange Commission (the “SEC”):

●	the duration and severity of the COVID-19 pandemic and its effects on the Company’s business, financial condition, results of operations and cash flows;

●	rising levels of competition from historical and new entrants in the Company’s markets;

●	recent and future changes in technology;

●	the Company’s ability to continue to grow its business services products;

●	increases in programming costs and retransmission fees;

●	the Company’s ability to obtain hardware, software and operational support from vendors;

●
uncertainties as to the timing of the Company’s acquisition of the equity interests in Hargray Acquisition Holdings, LLC (“Hargray”) that it does not already own (the “Hargray Acquisition”), and the risk that the Hargray Acquisition may not be completed in a timely manner or at all, including failure to receive any required regulatory approvals (or any conditions, limitations or restrictions placed in connection with such approvals);

●	risks that the Company may fail to realize the expected synergies and other benefits anticipated as a result of the Hargray Acquisition;

●	business uncertainties that the Company and Hargray will be subject to while the Hargray Acquisition is pending that could adversely affect the Company’s and Hargray’s businesses;

●	risks relating to existing or future acquisitions and strategic investments by the Company;

●	risks that the implementation of the Company’s new enterprise resource planning system disrupts business operations;

●	the integrity and security of the Company’s network and information systems;

●	the impact of possible security breaches and other disruptions, including cyber-attacks;

●	the Company’s failure to obtain necessary intellectual and proprietary rights to operate its business and the risk of intellectual property claims and litigation against the Company;

●	legislative or regulatory efforts to impose network neutrality and other new requirements on the Company’s data services;

●	additional regulation of the Company’s video and voice services;

●	the Company’s ability to renew cable system franchises;

●	increases in pole attachment costs;

●	changes in local governmental franchising authority and broadcast carriage regulations;

●	the potential adverse effect of the Company’s level of indebtedness on its business, financial condition or results of operations and cash flows;

●	the restrictions the terms of the Company’s indebtedness place on its business and corporate actions;

●	the possibility that interest rates will rise, causing the Company’s obligations to service its variable rate indebtedness to increase significantly;

●	risks associated with the Company’s convertible indebtedness;

●	the Company’s ability to continue to pay dividends;

●	provisions in the Company’s charter, by-laws and Delaware law that could discourage takeovers and limit the judicial forum for certain disputes;

●	adverse economic conditions;

●	fluctuations in the Company’s stock price;

●	dilution from equity awards, convertible debt and potential future convertible note and stock issuances;

●	damage to the Company’s reputation or brand image;

●	the Company’s ability to retain key employees;

●	the Company’s ability to incur future indebtedness;

●	provisions in the Company’s charter that could limit the liabilities for directors; and

●	the other risks and uncertainties detailed from time to time in the Company’s filings with the SEC, including but not limited to the Company’s latest Annual Report on Form 10-K as filed with the SEC.

Any forward-looking statements made by the Company in this communication speak only as of the date on which they are made. The Company is under no obligation, and expressly disclaims any obligation, except as required by law, to update or alter its forward-looking statements, whether as a result of new information, subsequent events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release issued by Cable One, Inc., dated April 28, 2021.
104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cable One, Inc.

By:	/s/ Peter N. Witty
	Name:	Peter N. Witty
	Title:	Senior Vice President, General Counsel and Secretary

Date: April 28, 2021